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                               UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                       --------------------------------

                                  FORM 8-K

                       --------------------------------

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       MARCH 1, 1999                                           1-12261
---------------------------------                       ----------------------
       Date of Report                                   Commission File Number
(Date of earliest event reported)


                               SUPERIOR TELECOM INC.
               (Exact name of registrant as specified in its charter)


         DELAWARE                                             58-2248978
---------------------------------                       ----------------------
  (State or other jurisdiction                              I.R.S. Employer
     of incorporation)                                  Identification Number)


                                  1790 BROADWAY
                           NEW YORK, NEW YORK 10019-1412
              ----------------------------------------------------
              (Address of Principal Executive Offices)  (Zip Code)


                                  (212) 757-3333
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.     OTHER EVENTS.

        On March 1, 1999, Superior TeleCom Inc. issued a press release announcing its year-end earnings for the eight months ended December 31, 1998. A copy of the press release is annexed hereto as Exhibit 1 and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

(a)-(b) Not applicable

(c)     Exhibits
        --------

        Exhibit 1 - Press release dated March 1, 1999



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                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 1, 1999                           SUPERIOR TELECOM INC.



                                               By:  /s/ David S. Aldridge
                                                    --------------------------
                                                    David S. Aldridge
                                                    Chief Financial Officer




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                               EXHIBIT INDEX


       EXHIBIT                                 DESCRIPTION
--------------------           -----------------------------------------------

         1                     Press release dated March 1, 1999









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